AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 15, 1998

                                                     REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                ZYGO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                            06-0864500
-------------------------------                           ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                                LAUREL BROOK ROAD
                         MIDDLEFIELD, CONNECTICUT 06455
                                 (860) 347-8506
    ------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                ZYGO CORPORATION
                              AMENDED AND RESTATED
                         NON-QUALIFIED STOCK OPTION PLAN
                         -------------------------------
                            (full title of the plan)

                                   ----------

                                 GARY K. WILLIS
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                ZYGO CORPORATION
                                LAUREL BROOK ROAD
                         MIDDLEFIELD, CONNECTICUT 06455
                                 (203) 347-8506
            ---------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------

     Copies of all communications, including all communications sent to the agent for service, should be sent to:

                                PAUL JACOBS, ESQ.
                           FULBRIGHT & JAWORSKI L.L.P.
                                666 FIFTH AVENUE
                            NEW YORK, NEW YORK 10103
                                 (212) 318-3000

                                   ----------

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================
                           |                  |  Proposed maximum  |  Proposed maximum  |   Amount of
Title of Securities to be  |  Amount to be    | offering price per | aggregate offering | registration
      registered           |  registered(1)   |       unit(2)      |      price(2)      |      fee
---------------------------|------------------|--------------------|--------------------|--------------
Common Stock $.10 par      |                  |                    |                    |
  value per share......... | 1,400,000 shares |   $16.375          |   $22,925,000      |   $6763.00
=======================================================================================================


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) The price is estimated in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on January 12, 1998.

                                   ----------

     PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ALSO CONSTITUTES (i) POST-EFFECTIVE AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT ON FORM S-8 (NO. 33-57060), (ii) POST-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT ON FORM S-8 (NO. 33-34619) AND (iii) POST-EFFECTIVE AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT ON FORM S-8
(NO. 33-20880), ALL OF WHICH ALSO RELATE TO THE ZYGO CORPORATION NON-QUALIFIED STOCK OPTION PLAN.

================================================================================

                                     PART I

                     INFORMATION REQUIRED IN THE PROSPECTUS

     The document(s) containing the information called for in Part I of Form S-8 will be sent or given to individuals awarded options under the Zygo Corporation Amended and Restated Non-Qualified Stock Option Plan adopted by Zygo Corporation and is not being filed with or included in this Form S-8 in accordance with the rules and regulations of the Securities and Exchange Commission.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Zygo Corporation (the "Company") are incorporated herein by reference:

          (i) The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997.

          (ii) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

          (iii) The Company's Current Reports on Form 8-K, dated July 28, 1997, August 19, 1997 and October 20, 1997.

          (iv) The description of the Company's Common Stock contained in Item 1 of the Company's Registration Statement on Form 8-A, dated October 26, 1984.

     In addition to the foregoing, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment indicating that all of the securities offered hereunder have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that is also incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4. DESCRIPTION OF SECURITIES

     Not applicable.


ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors, officers and employees of a corporation under certain conditions and subject to certain limitations. The Certificate of Incorporation of the Company provides that the Company shall, to the fullest extent permitted by Section 145, indemnify any and all persons whom it shall have power to indemnify under said Section. Article 4 of the By-laws of the Company also contains provisions for the indemnification of directors, officers and employees in accordance with Section 145. In addition, the Company has entered into Indemnity Agreements with its directors and officers providing for the maximum indemnification allowed by Section 145.


ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.


ITEM 8. EXHIBITS

      4(a) -- Zygo Corporation Amended and Restated Non-Qualified Stock
                Option Plan.

       (b) -- Form of Non-Qualified Stock Option Agreement.*

      5    -- Opinion of Fulbright & Jaworski L.L.P.

     23(a) -- Consent of KPMG Peat Marwick LLP.

       (b) -- Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5).

     24    -- Power of Attorney (included in signature page).

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*  Incorporated by reference from the Company's Registration Statement on
   Form S-8, dated January 15, 1993 (No. 33-57060).

ITEM 9. UNDERTAKINGS


     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective dates of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities

Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Middlefield, State of Connecticut on December 31, 1997.


                                       ZYGO CORPORATION


                                       By: /s/ GARY K. WILLIS
                                           -------------------------------------
                                           Gary K. Willis
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below and on the following page constitutes and appoints Gary K. Willis and Mark
J. Bonney as his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                          Title                              Date
---------                          -----                              ----

/s/ GARY K. WILLIS
---------------------------  President, Chief                  December 31, 1997
Gary K. Willis                 Executive Officer
                               and Director
                               (Principal Executive Officer)

/s/ MARK J. BONNEY
---------------------------  Vice President, Finance           December 31, 1997
Mark J. Bonney                 and Administration,
                               Treasurer and Chief
                               Financial Officer
                               (Principal Financial and
                               Accounting Officer)


/s/ PAUL F. FORMAN
---------------------------  Chairman of the Board             December 31, 1997
Paul F. Forman                 of Directors


/s/ MICHAEL R. CORBOY
---------------------------  Director                          December 31, 1997
Michael R. Corboy


/s/ SEYMOUR E. LIEBMAN
---------------------------  Director                          December 31, 1997
Seymour E. Liebman


/s/ ROBERT G. McKELVEY
---------------------------  Director                          December 31, 1997
Robert G. McKelvey


/s/ PAUL W. MURRILL
---------------------------  Director                          December 31, 1997
Paul W. Murrill


/s/ JOHN R. ROCKWELL
---------------------------  Director                          December 31, 1997
John R. Rockwell


/s/ ROBERT B. TAYLOR
---------------------------  Director                          December 31, 1997
Robert B. Taylor


/s/ CARL A. ZANONI
---------------------------  Director                          December 31, 1997
Carl A. Zanoni

                                INDEX TO EXHIBITS


Exhibit
  No.                    Description                                    Page No.
-------                  -----------                                    --------

  4(a)   Zygo Corporation Amended and Restated
           Non-Qualified Stock Option Plan.

   (b)   Form of Non-Qualified Stock Option Agreement.*

  5      Opinion of Fulbright & Jaworski L.L.P.

 23(a)   Consent of KPMG Peat Marwick LLP.

   (b)   Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5).

 24      Power of Attorney (see signature page).

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*    Incorporated by reference from the Company's Registration Statement on Form
     S-8, dated January 15, 1993 (No. 33-57060).